CONSENT AND AGREEMENT

         This Consent and Agreement (this "Agreement") is entered into as of the 1st day of April, 2000, by the undersigned shareholder ("Equity Holder") of Horizon Vision Centers, Inc., a Nevada corporation (the "Existing Center"), for the benefit of the Existing Center, Horizon Vision Centers, L.L.C., a Delaware limited liability company (the "New Center"), Prime RVC, Inc., a Delaware corporation ("Prime RVC") and the parent companies and affiliates of each of the Existing Center, the New Center and Prime RVC. As used in this Agreement, "Equity Holder" shall, in the case of a shareholder of the Existing Center that is not an individual physician, refer also to the individual physician affiliated with such shareholder of the Existing Center, both of whom are parties to this Agreement.

                             Preliminary Statements

         Equity Holder desires to acknowledge and consent to the assignment by Prime BDR to Prime RVC of any and all rights that Prime BDR may have pursuant to all contracts or agreements executed by Equity Holder in connection with Equity Holder's prior sale of stock of the Existing Center to Prime BDR, including, without limitation, the related stock purchase agreement, assignment and security agreement, and financing statement, as applicable (collectively, the "Acquisition Documents").

         Equity Holder desires to acknowledge and consent, in its respective capacities as a shareholder, member and (as applicable) officer of the Existing Center and the New Center, to the assignment by the Existing Center to the New Center of certain assets and the assumption by the New Center of certain obligations related to those assets.

         The shareholders of the Existing Center, including Equity Holder, have determined that it is in their best interests that they, together with Prime RVC, organize and own the New Center for the purpose of operating new vision centers that will provide refractive surgery and related services in the Northern and Central California area.

         In order to operate the New Center, the parties to this Agreement deem it necessary to amend that certain Stock Purchase Agreement, dated effective as of September 1, 1999, among Equity Holder, Prime/BDR Acquisition, L.L.C., a Delaware limited liability company ("Prime BDR") and the Existing Center (the "Stock Purchase Agreement"), to allow Equity Holder and other physicians to use the Refractive Surgery Services of the New Center.

                             Statement of Agreement

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good, valuable and binding consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

         Section 1.        [This Section intentionally left blank]

               Section 2. Amendments to Stock Purchase Agreement. The parties to this Agreement hereby agree to amend Section 8.2(a) of the Stock Purchase Agreement to read in its entirety as follows:

               (a) Except through the Company, engage in or provide any services that are provided by the Company, directly or indirectly, anywhere within a two hundred (200) mile radius of any center or facility at any time operated by the Company or any of the Company's affiliates, including, without limitation, any services related to, (i) the operating of laser refractive surgical centers, (ii) the manufacture, maintenance, refurbishing, repair, sale, or leasing of any equipment related to or necessary for the operating of laser refractive surgical centers, or (iii) providing any management services, training or consulting services related to any of the activities described in (i) or (ii);

         Section 3. Consent to Assignment. Notwithstanding any provisions of the Acquisition Documents to the contrary, Equity Holder hereby consents, in its respective capacities as a shareholder, member and (as applicable) officer of the Existing Center and the New Center, to:

                  (a)  the   assignment  by  Prime  BDR  to  Prime  RVC  of  the
Acquisition Documents, and any and all rights that Prime BDR might have arising under or related to the Acquisition Documents;

               (b)   the   New   Center's   execution   and   delivery   of  the
          Non-Competition Agreement attached as Exhibit A to this Agreement;

                  (c) the Existing Center's and New Center's execution, delivery and performance of the Assignment and Assumption Agreement attached as Exhibit B to this Agreement.

         Equity Holder hereby ratifies any action taken by the Existing Center or the New Center prior to the date of this Agreement to the extent such action would have been properly authorized pursuant to this Agreement. Equity Holder hereby agrees to take such other actions, including the execution and delivery of such other documents or instruments, as may reasonably be requested by another party to this Agreement in order to fully carry out the intent of the provisions of this Agreement.

         Section 4. Effect on Existing Agreements. This Agreement is hereby incorporated into the Exclusive Use Agreement and the Stock Purchase Agreement by reference. Other than as provided in this Agreement, neither the Exclusive Use Agreement nor the Stock Purchase Agreement has been modified or amended and each is in full force and effect. Equity Holder hereby affirms that it is or remains a party to the Exclusive Use Agreement and the Stock Purchase Agreement (each as amended by this Agreement) after the execution of this Agreement. This Agreement may be executed in a number of identical counterparts which, taken together, shall constitute collectively one and the same agreement.

                           [Signature page to follow]

043838.0009  AUSTIN 189946 v1

                                SIGNATURE PAGE TO

                              CONSENT AND AGREEMENT

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

EQUITY HOLDER:

                                   Signature:

                                                   David P. Bates III



                                   Signature:

                                                   Jane A. Bates





EXISTING CENTER:                                  Horizon Vision Centers, Inc.



                                                  Teena Belcik, Treasurer

NEW CENTER:                                       Horizon Vision Centers, L.L.C.



                                                  Teena Belcik, Treasurer

PRIME BDR:                                        Prime/BDR Acquisition, L.L.C.



                                                  Teena Belcik, Treasurer

PRIME RVC:                                        Prime RVC, Inc.



                                                  Teena Belcik, Treasurer